EXHIBIT 23

          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into First Commerce Corporation's previously filed Registration Statement File Nos. 2-97152, 33-28002, 33-50150, 33-57035 and 333-25711 on Forms S-8 and Registration File No. 333-27861 on Form S-3.



                                    /s/ARTHUR ANDERSEN LLP
                                    -----------------------
New Orleans, Louisiana              ARTHUR ANDERSEN LLP
March 26, 1998